UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 4, 2008
Great Wolf Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 West Washington Ave,
Madison, Wisconsin	53703

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 608-661-4700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 4, 2008, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2008. In connection with the press release, an investor conference call was held on Wednesday, November 5, 2008, to present the results and the Company’s updated outlook as well as provide an opportunity to answer investors’ questions in a public format.
A replay of the conference call will be accessible for listening via the Internet until December 5, 2008, from the Company’s web site at corp.greatwolfresorts.com/webcasts/webcasts/aspx.
The information being furnished in this report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.
November 11, 2008	By:	J. Michael Schroeder
		Name:	J. Michael Schroeder
		Title:	Corporate Secretary